SECTION 906 CERTIFICATION
QUARTZ MOUNTAIN RESOURCES LTD.
(the "Company")

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company, do hereby certify, to such officer’s knowledge, that:

  the Annual Report on Form 20-F for the year ended July 31, 2004 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 21, 2005	Date: January 21, 2005

/s/ David S. Jennings	/s/ Shannon M. Ross
David S. Jennings	Shannon M. Ross
Director and Chief Executive Officer	Principal Accounting Officer